SCUDDER
                                                                     INVESTMENTS



Scudder Cash Investment Trust

Class A, B and C shares

Supplement to the currently effective prospectus

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The following replaces similar information in the fund's prospectus under the heading "Policies about transactions":

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The fund also calculates its share price as of 12:00 noon Eastern time on business days. You can place an order to buy or sell shares at any time.














               Please Retain This Supplement for Future Reference




September 23, 2005